UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.02 Compensatory Arrangements of Certain Officers.

On March 1, 2017, Regen Biopharma, Inc. (the “Company”) amended that employment agreement (“Employment Agreement” entered into by and between David R. Koos ( the Company’s Chief Executive Officer) and the Company on February 11, 2015 as follows:

(1)	The Term of the Employment Agreement shall conclude on December 31, 2019 unless sooner terminated in accordance with the provisions of Section 6 of the Employment Agreement.
(2)	On or before March 15, 2017 Company shall issue to David R. Koos (“ Employee”) 11,500,000 shares of the Company’s Series M Preferred Stock.
(3)	Within 10 days of the sooner of execution of an agreement to a transaction whose completion would result in a “Change of Control” of the Company or Checkpoint Immunology, Inc., a wholly owned subsidiary of the Company (“Checkpoint”) or 10 days subsequent to the granting of a license by either of the Company or Checkpoint to an unaffiliated third party granting that unaffiliated third party the right to develop and/or commercialize the Company’s or Checkpoint’s proprietary NR2F6 intellectual property , the Company shall issue to Employee an additional forty million shares of the Company’s Series M Preferred Stock (“Milestone Stock”)
(4)	Beginning 10 days subsequent to a Change of Control of either the Company or Checkpoint, Employee shall have the right to exchange up to the total number of the Company's Series M Preferred Shares issued to the Employee pursuant to the terms and conditions of this agreement for an equivalent number of either of the Company's common shares or the Company's Series A Preferred Shares. This right shall be withdrawn in the event Employee's employment by the Company is terminated pursuant to Section 6(a)(iii) or 6(a)(iv) of the Employment Agreement. This right shall be withdrawn in the event of Employee's resignation.
(5)	Notwithstanding the foregoing, beginning 10 days subsequent to the date which is twelve months subsequent to the execution of this agreement, Employee shall have the right to exchange up to the total number of the Company's Series M Preferred Shares issued to the Employee pursuant to the terms and conditions of this agreement for an equivalent number of either of the Company's common shares or the Company's Series A Preferred Shares. This right shall be withdrawn in the event Employee's employment by the Company is terminated pursuant to Section 6(a)(iii) or 6(a)(iv) of the Employment Agreement . This right shall be withdrawn in the event of Employee's resignation .

The foregoing description of the aforementioned amendment to the Employment Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 5.02 by reference.

2

On March 1, 2017, Regen Biopharma, Inc. (the “Company”) amended that employment agreement (“Employment Agreement” entered into by and between Harry Lander ( the Company’s President) and the Company on October 9, 2015 as follows:

(1)	The Term of the Employment Agreement shall conclude on December 31, 2019 unless sooner terminated in accordance with the provisions of Section 6 of the Employment Agreement.
(2)	On or before March 15, 2017 Company shall issue to Harry Lander (“ Employee”) 10,000,000 shares of the Company’s Series M Preferred Stock.
(3)	Within 10 days of the sooner of execution of an agreement to a transaction whose completion would result in a “Change of Control” of the Company or Checkpoint Immunology, Inc., a wholly owned subsidiary of the Company (“Checkpoint”) or 10 days subsequent to the granting of a license by either of the Company or Checkpoint to an unaffiliated third party granting that unaffiliated third party the right to develop and/or commercialize the Company’s or Checkpoint’s proprietary NR2F6 intellectual property , the Company shall issue to Employee an additional forty million shares of the Company’s Series M Preferred Stock (“Milestone Stock”)
(4)	Beginning 10 days subsequent to a Change of Control of either the Company or Checkpoint, Employee shall have the right to exchange up to the total number of the Company's Series M Preferred Shares issued to the Employee pursuant to the terms and conditions of this agreement for an equivalent number of either of the Company's common shares or the Company's Series A Preferred Shares. This right shall be withdrawn in the event Employee's employment by the Company is terminated pursuant to Section 6(a)(iii) or 6(a)(iv) of the Employment Agreement. This right shall be withdrawn in the event of Employee's resignation.
(5)	Notwithstanding the foregoing, beginning 10 days subsequent to the date which is twelve months subsequent to the execution of this agreement, Employee shall have the right to exchange up to the total number of the Company's Series M Preferred Shares issued to the Employee pursuant to the terms and conditions of this agreement for an equivalent number of either of the Company's common shares or the Company's Series A Preferred Shares. This right shall be withdrawn in the event Employee's employment by the Company is terminated pursuant to Section 6(a)(iii) or 6(a)(iv) of the Employment Agreement . This right shall be withdrawn in the event of Employee's resignation.
(6)	Ten million shares of the Company's Series A Preferred stock issued to Employee by the Company pursuant to the Employment Agreement shall be returned to the Company by Employee on or before March 1, 2017 in order that these shares may be cancelled by the Company.

The foregoing description of the aforementioned amendment to the Employment Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 5.02 by reference.

3

On March 1, 2017, Regen Biopharma, Inc. (the “Company”) amended that employment agreement (“Employment Agreement” entered into by and between Todd Caven ( the Company’s Chief Financial Officer) and the Company on February 11, 2015 as follows:

(1)	The Term of the Employment Agreement shall conclude on December 31, 2019 unless sooner terminated in accordance with the provisions of Section 6 of the Employment Agreement.
(2)	On or before March 15, 2017 Company shall issue to Todd Caven (“ Employee”) 10,000,000 shares of the Company’s Series M Preferred Stock.
(3)	Within 10 days of the sooner of execution of an agreement to a transaction whose completion would result in a “Change of Control” of the Company or Checkpoint Immunology, Inc., a wholly owned subsidiary of the Company (“Checkpoint”) or 10 days subsequent to the granting of a license by either of the Company or Checkpoint to an unaffiliated third party granting that unaffiliated third party the right to develop and/or commercialize the Company’s or Checkpoint’s proprietary NR2F6 intellectual property , the Company shall issue to Employee an additional forty million shares of the Company’s Series M Preferred Stock (“Milestone Stock”)
(4)	Beginning 10 days subsequent to a Change of Control of either the Company or Checkpoint, Employee shall have the right to exchange up to the total number of the Company's Series M Preferred Shares issued to the Employee pursuant to the terms and conditions of this agreement for an equivalent number of either of the Company's common shares or the Company's Series A Preferred Shares. This right shall be withdrawn in the event Employee's employment by the Company is terminated pursuant to Section 6(a)(iii) or 6(a)(iv) of the Employment Agreement. This right shall be withdrawn in the event of Employee's resignation.
(5)	Notwithstanding the foregoing, beginning 10 days subsequent to the date which is twelve months subsequent to the execution of this agreement, Employee shall have the right to exchange up to the total number of the Company's Series M Preferred Shares issued to the Employee pursuant to the terms and conditions of this agreement for an equivalent number of either of the Company's common shares or the Company's Series A Preferred Shares. This right shall be withdrawn in the event Employee's employment by the Company is terminated pursuant to Section 6(a)(iii) or 6(a)(iv) of the Employment Agreement . This right shall be withdrawn in the event of Employee's resignation .

The foregoing description of the aforementioned amendment to the Employment Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated in this Item 5.02 by reference.

4

Item 3.02 Unregistered Sales of Equity Securities

On March 8, 2017 Regen Biopharma, Inc. (“Regen”) issued 11,500,000 of Regen’s Series M Preferred Shares (“Shares”) to David R. Koos, Regen’s Chief Executive Officer, pursuant to the terms and conditions of the aforementioned amendment to that employment agreement entered into by and between Regen and David R. Koos on February 11, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

On March 8, 2017 Regen Biopharma, Inc. (“Regen”) issued 10,000,000 of Regen’s Series M Preferred Shares (“Shares”) to Todd Caven, Regen’s Chief Financial Officer, pursuant to the terms and conditions of the aforementioned amendment to that employment agreement entered into by and between Regen and Todd Caven on February 11, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

On March 8, 2017 Regen Biopharma, Inc. (“Regen”) issued 10,000,000 of Regen’s Series M Preferred Shares (“Shares”) to Harry Lander, Regen’s President, pursuant to the terms and conditions of the aforementioned amendment to that employment agreement entered into by and between Regen and Harry Lander on October 9, 2015.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

On March 8, 2017 Regen Biopharma, Inc. (“Regen”) issued 20,000 of Regen’s Series AA Preferred Shares (“Shares”) to David R. Koos, Regen’s Chairman and Chief Executive Officer, in satisfaction of $5,000 of accrued salary owed to David R. Koos by Regen..

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

5

Item 8.01 Other Events

On March 13, 2017 David R. Koos submitted to Regen for cancellation:

(a)	9,000,000 common shares of Regen personally owned by David R. Koos
(b)	2,500,000 of Regen’s Series A Preferred shares personally owned by David R. Koos

On March 13, 2017 Harry Lander submitted to Regen for cancellation 10,000,000 of Regen’s Series A Preferred shares personally owned by David R. Koos:

Item 9.01 Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement Koos
10.2	Amendment to Employment Agreement Lander
10.3	Amendment to Employment Agreement Caven

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: March 14, 2017	By: /s/ David Koos
David Koos
Chief Executive Officer

7